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                                                                   EXHIBIT 10.15

                       Executive Officers who are Parties
                    to an Nonstatutory Stock Option Agreement

                                                           Number of Shares of Mariner
                                                            Energy LLC, Common Stock
     Executive Officer                                  Subject to Stock Option Agreement
     -----------------                                  ---------------------------------

     Robert E. Henderson                                               178,620
     Richard R. Clark                                                  107,928
     Michael W. Strickler                                              107,928
     L. V. McGuire                                                     123,782
     Frank A. Pici                                                      13,080
     W. Hunt Hodge                                                      13,080
     David S. Huber                                                    162,576
                                                                       -------

         Totals                                                        706,994
                                                                       =======